Exhibit 24

POWER OF ATTORNEY

The undersigned officer and director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY

The undersigned officer and director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY

The undersigned officer of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder and David L. Trautman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26 day of February, 2013.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY

The undersigned officer of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26 day of February, 2013.

/s/ Matthew R. Miller
Matthew R. Miller

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in her name and on her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ Maureen Buchwald
Maureen Buchwald

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ Harry O. Egger
Harry O. Egger

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ Stephen J. Kambeitz
Stephen J. Kambeitz

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ William T. McConnell
William T. McConnell

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ Timothy S. McLain
Timothy S. McLain

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ John J. O'Neill
John J. O'Neill

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ Rick R. Taylor
Rick R. Taylor

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in her name and on her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ Sarah Reese Wallace
Sarah Reese Wallace

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2012, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of January, 2013.

/s/ Leon Zazworsky
Leon Zazworsky